                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-NCB
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                           $235,532,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-NCB




                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                DEUTSCHE BANK, NA
                                     TRUSTEE




                                NOVEMBER 14, 2005




--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SERIES 2005-NCB
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

FICO & DOCUMENTATION        FULL   LIMITED  STATED     ALL                AVG     CURRENT
FICO SCORE                   DOC     DOC      DOC     DOCS      WAC     PRIN BAL    LTV
-----------------------------------------------------------------------------------------
(50 increment)
NOT AVAILABLE
451 to 500
501 to 550
551 to 600                  6.24%    0.00%    0.00%    6.24%  10.974%  39,842.37   99.80%
601 to 650                 23.00%    1.07%   12.68%   36.75%  10.513%  49,142.94   99.81%
651 to 700                 14.27%    1.00%   24.93%   40.20%   9.939%  57,056.68   99.76%
701 to 750                  3.71%    0.38%    9.51%   13.60%   9.707%  63,641.19   99.85%
751 to 800                  0.97%    0.00%    2.05%    3.02%   9.650%  60,788.55   99.79%
801 to 850                  0.03%    0.00%    0.17%    0.19%   9.895%  59,800.52   99.94%
TOTAL                      48.20%    2.46%   49.34%  100.00%  10.174%  53,318.95   99.79%



LTV & FICO                  FICO                                                                                AVG
CURRENT LTV                 <500   501-550  551-600  601-650  651-700    701-750  751-800  801-850    TOTAL   PRIN BAL    WAC
-------------------------------------------------------------------------------------------------------------------------------
(10 increment)
0.01 to 10.00
10.01 to 20.00
20.01 to 30.00
30.01 to 40.00
40.01 to 50.00
50.01 to 60.00
60.01 to 70.00
70.01 to 80.00              0.00%    0.00%    0.00%    0.02%    0.00%      0.00%    0.00%    0.00%    0.02%  51,885.32   11.700
80.01 to 90.00              0.00%    0.00%    0.02%    0.03%    0.07%      0.00%    0.00%    0.00%    0.12%  49,260.44   10.738
90.01 to 100.00             0.00%    0.00%    6.21%   36.70%   40.14%     13.60%    3.02%    0.19%   99.86%  53,324.50   10.173
TOTAL                       0.00%    0.00%    6.24%   36.75%   40.20%     13.60%    3.02%    0.19%  100.00%  53,318.95   10.174

LTV & FICO                 GROSS
CURRENT LTV                MARGIN   LIMITED DOC    STATED DOC
---------------------------------------------------------------
(10 increment)
0.01 to 10.00
10.01 to 20.00
20.01 to 30.00
30.01 to 40.00
40.01 to 50.00
50.01 to 60.00
60.01 to 70.00
70.01 to 80.00                  -             -               -
80.01 to 90.00                  -             -      120,099.05
90.01 to 100.00                 -  6,088,280.06  122,221,038.88
TOTAL                           -  6,088,280.06  122,341,137.93


PRIN BALANCE & FICO         FICO                                                                              CURRENT
PRIN BALANCE                <=500  501-550  551-600  601-650  651-700    701-750  751-800  801-850   TOTAL      LTV       WAC
-------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
1 to 50,000                 0.00%    0.00%    3.66%   14.70%   11.92%      2.92%    0.79%    0.04%   34.02%     99.75%   10.251
50,001 to 100,000           0.00%    0.00%    2.45%   17.41%   20.26%      7.16%    1.78%    0.16%   49.21%     99.79%   10.186
100,001 to 150,000          0.00%    0.00%    0.13%    4.64%    7.75%      3.26%    0.45%    0.00%   16.23%     99.91%    9.998
150,001 to 200,000          0.00%    0.00%    0.00%    0.00%    0.28%      0.26%    0.00%    0.00%    0.53%     99.63%    9.532
200,001 to 250,000
250,001 to 300,000
300,001 to 350,000
350,001 to 400,000
400,001 to 450,000
450,001 to 500,000
500,001 to 550,000
550,001 to 600,000
600,001 to 650,000
650,001 to 700,000
700,001 to 750,000
750,001 to 800,000
850,001 to 900,000
TOTAL                       0.00%    0.00%    6.24%   36.75%   40.20%     13.60%    3.02%    0.19%  100.00%     99.79%   10.174

PRIN BALANCE & FICO        GROSS
PRIN BALANCE               MARGIN   LIMITED DOC    STATED DOC
---------------------------------------------------------------
(50,000 increments)
1 to 50,000                     -  1,925,896.44   29,570,366.57
50,001 to 100,000               -  2,318,338.81   68,809,151.14
100,001 to 150,000              -  1,692,462.30   23,807,023.44
150,001 to 200,000              -    151,582.51      154,596.78
200,001 to 250,000
250,001 to 300,000
300,001 to 350,000
350,001 to 400,000
400,001 to 450,000
450,001 to 500,000
500,001 to 550,000
550,001 to 600,000
600,001 to 650,000
650,001 to 700,000
700,001 to 750,000
750,001 to 800,000
850,001 to 900,000
TOTAL                           -  6,088,280.06  122,341,137.93


PREPAYMENT PENALTY & FICO                                                                                     CURRENT
PREPAYMENT PENALTY TERM     <=500  501-550  551-600  601-650  651-700    701-750  751-800  801-850   TOTAL      LTV       WAC
-------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
0                           0.00%    0.00%    2.40%   11.75%   11.56%      2.96%    0.65%    0.05%   29.37%     99.79%  10.5001
12                          0.00%    0.00%    0.13%    1.76%    2.70%      1.14%    0.27%    0.02%    6.02%     99.84%  10.4501
24                          0.00%    0.00%    2.28%   14.81%   17.39%      6.36%    1.37%    0.12%   42.33%     99.81%  10.0903
36                          0.00%    0.00%    1.42%    8.43%    8.55%      3.15%    0.72%    0.00%   22.27%     99.76%   9.8296
TOTAL                       0.00%    0.00%    6.24%   36.75%   40.20%     13.60%    3.02%    0.19%  100.00%     99.79%  10.1743

PREPAYMENT PENALTY & FICO  GROSS
PREPAYMENT PENALTY TERM    MARGIN  AVG PRIN BAL    LIMITED DOC     STATED DOC
-------------------------------------------------------------------------------
(whatever increments)
0                               -     44,432.02    1,243,302.56   31,459,379.64
12                              -     72,140.47      319,207.12    9,443,250.16
24                              -     57,508.15    3,167,674.55   56,372,429.37
36                              -     56,408.14    1,358,095.83   25,066,078.76
TOTAL                           -     53,318.95    6,088,280.06  122,341,137.93

MORTG RATES & FICO          FICO                                                                              CURRENT
MORTG RATES                 <=500  501-550  551-600  601-650  651-700    701-750  751-800  801-850    TOTAL     LTV       WAC
-------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
4.501 to 5.000
5.001 to 5.500
5.501 to 6.000              0.00%    0.00%    0.00%    0.04%    0.00%      0.02%    0.00%    0.00%    0.06%     99.89%    6.000
7.501 to 8.000              0.00%    0.00%    0.00%    0.01%    0.06%      0.05%    0.00%    0.00%    0.12%     99.89%    7.961
8.001 to 8.500              0.00%    0.00%    0.10%    0.25%    0.40%      0.45%    0.12%    0.00%    1.33%     99.89%    8.404
8.501 to 9.000              0.00%    0.00%    0.28%    1.40%    3.75%      2.03%    0.58%    0.00%    8.04%     99.75%    8.842
9.001 to 9.500              0.00%    0.00%    0.04%    1.31%    6.43%      2.64%    0.55%    0.05%   11.01%     99.72%    9.306
9.501 to 10.000             0.00%    0.00%    0.99%    8.01%   13.06%      4.35%    0.96%    0.09%   27.45%     99.78%    9.831
10.001 to 10.500            0.00%    0.00%    0.23%    6.49%    9.72%      3.05%    0.55%    0.06%   20.10%     99.82%   10.301
10.501 to 11.000            0.00%    0.00%    1.17%   10.21%    4.08%      0.75%    0.16%    0.00%   16.37%     99.82%   10.785
11.001 to 11.500            0.00%    0.00%    1.60%    5.64%    2.35%      0.26%    0.09%    0.00%    9.95%     99.88%   11.249
11.501 to 12.000            0.00%    0.00%    1.38%    2.79%    0.36%      0.00%    0.00%    0.00%    4.52%     99.66%   11.751
12.001 to 12.500            0.00%    0.00%    0.41%    0.51%    0.00%      0.00%    0.00%    0.00%    0.92%     99.96%   12.231
12.501 to 13.000            0.00%    0.00%    0.04%    0.10%    0.00%      0.00%    0.00%    0.00%    0.13%     99.93%   12.674
TOTAL:                      0.00%    0.00%    6.24%   36.75%   40.20%     13.60%    3.02%    0.19%  100.00%     99.79%   10.174

MORTG RATES & FICO         GROSS
MORTG RATES                MARGIN  AVG PRIN BAL    LIMITED DOC     STATED DOC
-------------------------------------------------------------------------------
(50 bps increment)
4.501 to 5.000
5.001 to 5.500
5.501 to 6.000                  -     75,153.11               -       96,627.02
7.501 to 8.000                  -     50,576.45               -               -
8.001 to 8.500                  -     49,903.03      462,471.93      346,447.13
8.501 to 9.000                  -     55,521.05    1,377,729.56    3,151,161.26
9.001 to 9.500                  -     57,470.29    1,060,298.98    6,737,593.56
9.501 to 10.000                 -     53,303.52    1,398,577.76   37,057,775.20
10.001 to 10.500                -     57,204.47      835,629.22   33,632,372.34
10.501 to 11.000                -     52,638.51      627,017.23   20,233,946.75
11.001 to 11.500                -     49,119.92      184,935.71   14,196,337.93
11.501 to 12.000                -     44,862.63      106,192.18    5,792,786.16
12.001 to 12.500                -     36,160.35       35,427.49      888,194.23
12.501 to 13.000                -     40,668.39               -      207,896.35
TOTAL:                          -     53,318.95    6,088,280.06  122,341,137.93

MORTG RATES & LTV           LTV      LTV
MORTG RATES                 0-10    11-20     21-30    31-40    41-50      51-60    61-70    71-80    81-90     91-100   TOTAL
---------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
5.501 to 6.000              0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.00%    0.06%    0.00%      0.00%    0.06%
7.501 to 8.000              0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.00%    0.12%    0.00%      0.00%    0.12%
8.001 to 8.500              0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.00%    1.33%    0.00%      0.00%    1.33%
8.501 to 9.000              0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.00%    8.04%    0.00%      0.00%    8.04%
9.001 to 9.500              0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.01%   11.00%    0.00%      0.00%   11.01%
9.501 to 10.000             0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.04%   27.41%    0.00%      0.00%   27.45%
10.001 to 10.500            0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.02%   20.08%    0.00%      0.00%   20.10%
10.501 to 11.000            0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.00%   16.37%    0.00%      0.00%   16.37%
11.001 to 11.500            0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.00%    9.95%    0.00%      0.00%    9.95%
11.501 to 12.000            0.00%    0.00%    0.00%    0.00%    0.00%      0.02%    0.05%    4.45%    0.00%      0.00%    4.52%
12.001 to 12.500            0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.00%    0.92%    0.00%      0.00%    0.92%
12.501 to 13.000            0.00%    0.00%    0.00%    0.00%    0.00%      0.00%    0.00%    0.13%    0.00%      0.00%    0.13%
TOTAL:                      0.00%    0.00%    0.00%    0.00%    0.00%      0.02%    0.12%   99.86%    0.00%      0.00%  100.00%

MORTG RATES & LTV            AVG
MORTG RATES                  FICO  GROSS MARGIN   AVG PRIN BAL     LIMITED DOC     STATED DOC
-----------------------------------------------------------------------------------------------
(50 bps increment)
5.501 to 6.000                671             -       75,153.11               -       96,627.02
7.501 to 8.000                689             -       50,576.45               -               -
8.001 to 8.500                690             -       49,903.03      462,471.93      346,447.13
8.501 to 9.000                684             -       55,521.05    1,377,729.56    3,151,161.26
9.001 to 9.500                686             -       57,470.29    1,060,298.98    6,737,593.56
9.501 to 10.000               669             -       53,303.52    1,398,577.76   37,057,775.20
10.001 to 10.500              669             -       57,204.47      835,629.22   33,632,372.34
10.501 to 11.000              640             -       52,638.51      627,017.23   20,233,946.75
11.001 to 11.500              633             -       49,119.92      184,935.71   14,196,337.93
11.501 to 12.000              618             -       44,862.63      106,192.18    5,792,786.16
12.001 to 12.500              610             -       36,160.35       35,427.49      888,194.23
12.501 to 13.000              618             -       40,668.39               -      207,896.35
TOTAL:                        661             -       53,318.95    6,088,280.06  122,341,137.93